UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2021

Thoma Bravo Advantage

(Exact name of registrant as specified in charter)

Cayman Islands	001-39889	98-1566321
(State or other jurisdiction of incorporation)	Commission File number	(I.R.S. Employer Identification Number)

150 N. Riverside Plaza, Suite 2800 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 254-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TBA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2021, Thoma Bravo Advantage (the “Company”) consummated its initial public offering (the “IPO”) of 100,000,000 Class A ordinary shares, par value of $0.0001 per share (“Class A ordinary shares”), including the issuance of 10,000,000 Class A ordinary shares as a result of the underwriters’ exercise of their over-allotment option. The Class A ordinary shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $1,000,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-251772):

•	An Underwriting Agreement, dated January 14, 2021, between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

•	Amended and Restated Memorandum and Articles of Association of the Company.

•	A Letter Agreement, dated January 14, 2021, among the Company, and its directors, officers and Thoma Bravo Advantage Sponsor, LLC.

•	An Investment Management Trust Agreement, dated January 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated January 14, 2021, between the Company and its directors, and Thoma Bravo Advantage Sponsor, LLC.

•	A Private Placement Shares Purchase Agreement, dated January 14, 2021 between the Company and Thoma Bravo Advantage Sponsor, LLC.

•	An Administrative Services Agreement, dated January 14, 2021 between the Company and Thoma Bravo Advantage Sponsor, LLC.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Robert Sayle.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Amy Coleman Redenbaugh.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Steven Schwab.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Orlando Bravo.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Les Brun.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Cam McMartin.

•	An Indemnity Agreement, dated January 14, 2021, between the Company and Pierre Naudé.

On January 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On January 20, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the sale, in a private placement, of 2,400,000 Class A ordinary shares (the “Private Placement Shares”), to the Company’s sponsor, Thoma Bravo Advantage Sponsor, LLC, at an aggregate price of, and generating gross proceeds to the Company of, $24,000,000. The Private Placement Shares will not be transferable, assignable or salable until 30 days after the Company’s initial business combination, and will have certain registration rights.

Item 8.01	Other Events.

A total of $1,000,000,000, comprised of $980,000,000 of proceeds from the IPO and $20,000,000 of proceeds from the sale of the Private Placement Shares, which amount includes $35,000,000 of the underwriters’ deferred discount, was placed in a U.S.-based trust account at Citibank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account: (1) to the Company, until the completion of the Company’s initial business combination, or (2) to the public shareholders of the Company, until the earliest of (a) the completion of the Company’s initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elect to redeem, (b) the redemption of any Class A ordinary shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of the Class A ordinary shares the right to have their shares redeemed in connection with the Company’s initial business combination, or to redeem 100% of the Class A ordinary shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 30 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for its initial business combination within 24 months from the closing of the IPO but has not completed its initial business combination within such 24-month period) or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares or pre-initial business combination activity, and (c) the redemption of all of the Class A ordinary shares sold in the IPO if the Company is unable to complete its initial business combination within 24 months (or 30 months, as applicable) from the closing of the IPO, subject to applicable law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated January 14, 2021, between the Company and Citigroup Global Markets Inc., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

10.1	Letter Agreement, dated January 14, 2021, among the Company, and its directors, officers and Thoma Bravo Advantage Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated January 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	A Registration Rights Agreement, dated January 14, 2021, between the Company and its directors, and Thoma Bravo Advantage Sponsor, LLC.

10.4	Private Placement Shares Purchase Agreement, dated January 14, 2021 between the Company and Thoma Bravo Advantage Sponsor, LLC.

10.5	Administrative Services Agreement, dated January 14, 2021 between the Company and Thoma Bravo Advantage Sponsor, LLC.

10.6	Indemnity Agreement, dated January 14, 2021, between the Company and Robert Sayle.

10.7	Indemnity Agreement, dated January 14, 2021, between the Company and Amy Coleman Redenbaugh.

10.8	Indemnity Agreement, dated January 14, 2021, between the Company and Steven Schwab.

10.9	Indemnity Agreement, dated January 14, 2021, between the Company and Orlando Bravo.

10.10	Indemnity Agreement, dated January 14, 2021, between the Company and Les Brun.

10.11	Indemnity Agreement, dated January 14, 2021, between the Company and Cam McMartin.

10.12	Indemnity Agreement, dated January 14, 2021, between the Company and Pierre Naudé.

99.1	Press Release, dated January 14, 2021.

99.2	Press Release, dated January 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thoma Bravo Advantage.

Date: January 20, 2021	By:	/s/ Robert Sayle
	Name:	Robert Sayle
	Title:	Chief Executive Officer